UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 20, 2015

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 20, 2015, Unifi, Inc. (the “Registrant”) issued a press release announcing its preliminary operating results for the second quarter ended December 28, 2014 of its 2015 fiscal year, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information provided in Item 2.02 of this report, including Exhibit 99.1, shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 7.01.     REGULATION FD DISCLOSURE.

On January 21, 2015, the Registrant will host a conference call to discuss its preliminary operating results for the second quarter ended December 28, 2014 of its 2015 fiscal year. The slide package prepared for use by management during this conference call is furnished herewith as Exhibit 99.2. All of the information in the conference call and in the slide package is being presented as of January 21, 2015, except for information for which an earlier date is indicated, and the Registrant does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

The following exhibits are filed or furnished (as described above) herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 20, 2015 with respect to the Registrant’s preliminary operating results for the second quarter ended December 28, 2014 of its 2015 fiscal year.
99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on January 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

By:	/s/ W. Randy Eaddy
W. Randy Eaddy
General Counsel

Dated: January 21, 2015

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 20, 2015 with respect to the Registrant’s preliminary operating results for the second quarter ended December 28, 2014 of its 2015 fiscal year.
99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on January 21, 2015.